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                                                                    Exhibit 21.1

              SUBSIDIARIES OF ENVIRONMENTAL SYSTEMS PRODUCTS INC.
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Newmall Ltd.
Incorporated under the laws of the United Kingdom

Wellman Overseas Ltd.
Incorporated under the laws of the United Kingdom

Wellman North America, Inc.
Incorporated under the laws of Delaware

Environmental Systems Products, Inc. ("ESP")
Incorporated under the laws of Delaware

ESP Abgas und Umweltanalysen GmbH
Incorporated under the laws of Germany

Environmental Systems Products de Mexico, S.A. de C.V.
Incorporated under the laws of Mexico

Envirotest Systems Corp.
Incorporated under the laws of Delaware

403564 BC LTD
Incorporated under the laws of British Columbia, Canada
(formerly Hamilton Test Systems BC LTD)

Envirotest Systems BC LTD
Incorporated under the laws of British Columbia, Canada
(formerly EBCO Automotive Testing LTD (EATH)

Envirotest Canada
Partnership registered under the laws of British Columbia, Canada
(formerly EBCO-Hamilton Partners)

Envirotest Holdings, Inc.
Incorporated under the laws of Delaware

408874 BC LTD
Incorporated under the laws of British Columbia, Canada
(formerly EBCO Automotive Testing LTD)

Envirotest Technologies, Inc. (ETI)
Incorporated under the laws of Delaware

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Envirotest Partners
Partnership registered under the laws of Pennsylvania

Remote Sensing Technologies, Inc.
Incorporated under the laws of Delaware

Envirotest Wisconsin, Inc. (EWI)
Incorporated under the laws of Delaware

ES Funding Corporation
Incorporated under the laws of Delaware

Envirotest Acquisitions Corp.
Incorporated under the laws of Delaware

Envirotest Systems Corp.
Incorporated under the laws of Washington State

Envirotest Illinois, Inc.
Incorporated under the laws of Delaware

Broomco (1612) Limited
Incorporated under the laws of the United Kingdom

Transervice Limited
Incorporated under the laws of the United Kingdom

Wellman Transport Equipment Group Limited
Incorporated under the laws of the United Kingdom

Winsford Lease Company Limited
Incorporated under the laws of the United Kingdom